UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(name and address of agent for service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - Capital InternationalSM]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: global map]

Semi-annual report for the six months ended December 31, 2006

Dear shareholders:

Emerging markets equities made a steady recovery from the slide in mid-2006 to end the reporting period with substantial gains. For the six-month period ended December 31, 2006, the net asset value of the Emerging Markets Growth Fund rose 26.7% with distributions reinvested. The MSCI Emerging Markets IndexSM gained 23.3% with net dividends reinvested over the same period.

Although market liquidity and low long-term interest rates contributed to investor enthusiasm for emerging markets equities, the key drivers behind the recovery appeared to be the faster economic expansion and higher corporate earnings growth of emerging markets compared to developed markets.

Market review

The market’s advance was broad-based. Shares of companies with substantial businesses in domestic economies led the markets, while cyclical industries such as energy and information technology lagged. The telecommunication services and financial sectors were the largest contributors to the market’s gains. Utilities, industrials and consumer staples stocks also had solid returns.

Telecommunication services stocks rose in Indonesia, Russia, India, China, South Africa and Mexico — markets where wireless service providers have experienced rapid growth. Existing phone subscribers have increased their use of mobile phone services while new subscribers have been added at a rapid clip.

[Begin Sidebar]
EMGF total returns vs. MSCI Emerging Markets Index
for periods ended 12/31/06 (with distributions reinvested)

MSCI
	Emerging		Emerging
	Markets		Markets
	Growth Fund	Annualized	Index*	Annualized

6 months	+ 26.7%	—%	+ 23.3%	—%
12 months	+ 36.5	—	+ 32.2	—
3 years	+128.1	+31.6	+122.4	+30.5
5 years	+211.2	+25.5	+225.1	+26.6
10 years	+204.1	+11.8	+141.3	+ 9.2
Lifetime	+3,468.2	+19.0	—†	—†
(since 5/30/86)

*Returns for MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
† MSCI Emerging Markets Index did not start until December 31, 1987.
[End Sidebar]

Telecommunication services providers also benefited from falling prices of handsets and telecommunications equipment. Russia’s Vimpel-Communications rose 72%, India’s Bharti Airtel gained 77%, South Africa’s MTN advanced 63% and Telekomunikasi Indonesia rose 42%. These fast-growing markets also piqued the interest of large Western mobile phone companies. U.K.-based Vodafone made an offer for Hutchison Essar in India and found itself bidding against India-based competitor Reliance Communications.

[Begin Sidebar]
Percentage changes for markets and stock prices are in U.S. dollars and are for the six-month period ended December 31, 2006, unless otherwise noted.

Figures shown are past results and are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, is subject to additional risks, such as currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End Sidebar]

Banks and other consumer lending companies are also benefiting from rapid economic growth in the large emerging markets economies. Financial stocks rose 106% in Russia, 68% in India, 65% in China and 32% in Brazil. A string of high-profile initial public offerings (IPOs) from China buoyed its financials sector. The highlight was a $21.9 billion offering from Industrial and Commercial Bank of China. China accounted for approximately half of the $93 billion in emerging markets IPOs in 2006. Shares of financial firms in the more mature markets of South Korea and Taiwan rose 7% and 9%, respectively.

In the technology world, optimism about a new cycle of growth from a spectrum of new products boosted stocks of Taiwanese companies that supply the components and products to brand-name global companies. Hon Hai Precision, which manufactures personal computers, PDAs (personal digital assistants) and other technology products, rose 39%. Foxconn International, a subsidiary of Hon Hai specializing in the manufacture of mobile phones for companies like Motorola, gained 53%. Meanwhile, Indian technology service providers benefited from better pricing power and simultaneous business growth. Infosys Technologies, among the largest Indian IT service providers, rose 51%. However, the outlook was less positive when it came to the traditional DRAM (dynamic random access memory) chip market. Investors appeared to worry that after a relatively strong cycle, demand for DRAM chips may be petering out. Common shares of Samsung Electronics, the largest manufacturer of these computer chips, rose only 4%. Samsung is also one of the largest producers of TFT LCD (thin film transistor liquid crystal display) television screens, where profit margins were eroded by declining prices for these flat panels. Taiwan Semiconductor Manufacturing, the large Taiwanese semiconductor foundry, advanced 15%.

[Begin Sidebar]
10 largest equity holdings

		Percent of gain/loss
	Percent of	for the 6 months
	net assets as	ended 12/31/06*
	of 12/31/06	(in U.S. dollars)

Samsung Electronics	2.9%	4.4%
Hon Hai Precision	2.6	38.6
América Móvil	2.5	33.0
Taiwan Semiconductor	2.2	14.7
Kookmin Bank	2.1	-2.2
Telekomunikasi Indonesia	2.1	41.6
Wal-Mart de México	2.0	59.3
Infosys Technologies	1.8	51.4
Orascom Construction	1.4	56.8
Teva Pharmaceutical	1.3	-1.6

Total	20.9%

*The percentage change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

The automobiles industry was a weak area of the market. South Korean car manufacturers dominate the industry in the emerging markets, and a strong won currency dented profit margins in local currency terms. Hyundai Motor shares declined 15% while Kia Motors fell 16%. Meanwhile, global pharmaceutical companies gained ground in their battle against emerging markets generic drug manufacturers, protecting both their patents and profit margins, which dampened results for the emerging markets generic drug manufacturers. Teva Pharmaceutical, the largest generics drug manufacturer, fell 2%.

[Begin Sidebar]
Where the fund’s assets are invested

	Percent of net assets			MSCI EM Index[1]		Value of holdings
						12/31/06
	12/31/05	6/30/06	12/31/06	6/30/06	12/31/06	(in thousands)
Asia-Pacific
China	4.1%	7.3%	9.6%	9.4%	11.8%	$1,280,461
Hong Kong	1.5	1.6	1.5	—	—	202,615
India	7.9	5.5	6.5	6.1	6.6	870,549
Indonesia	3.0	4.0	3.4	1.5	1.6	454,068
Malaysia	3.2	3.2	3.9	2.7	2.6	516,171
Philippines	.3	.3	.8	.4	.5	108,048
Singapore	.1	—	.2	—	—	29,443
South Korea	20.1	16.5	11.0	17.9	15.5	1,465,191
Taiwan	11.3	11.1	11.9	13.7	12.5	1,580,805
Thailand	1.7	2.5	1.5	1.6	1.5	194,711
Vietnam	.1	.2	.4	—	—	46,436
	53.3	52.2	50.7	53.3	52.6	6,748,498
Latin America
Argentina	.9	.4	.4	.8	.8	56,221
Brazil	10.4	9.3	9.6	11.0	10.5	1,278,462
Chile	.5	.3	.5	1.6	1.5	62,683
Colombia	.8	.4	.3	.3	.3	41,301
Costa Rica	—	—	—	—	—	395
Dominican Republic	—	—	—	—	—	1,464
Mexico	7.0	6.6	7.7	5.7	6.2	1,025,675
Peru	.1	.1	.1	.5	.5	7,276
Venezuela	.2	—	—	—	—	1,544
	19.9	17.1	18.6	19.9	19.8	2,475,021
Eastern Europe and Middle East
Croatia	.1	.1	—	—	—	—
Czech Republic	—	—	.1	.8	.8	7,874
Hungary	.2	.1	.4	1.0	1.1	47,368
Israel	4.1	2.9	2.5	2.7	2.3	337,736
Kazakhstan	.1	.1	.2	—	—	33,859
Oman	.1	.1	.1	—	—	13,175
Poland	.1	—	.4	1.7	1.7	52,345
Russia	3.4	5.6	5.3	8.8	10.6	704,735
Sri Lanka	—	—	.1	—	—	8,018
Turkey	3.1	2.6	3.4	1.5	1.4	456,170
United Arab Emirates	—	.1	.1	—	—	18,584
	11.2	11.6	12.6	16.5	17.9	1,679,864
Africa
Egypt	1.6	1.9	2.0	.7	.8	268,611
Morocco	.1	.1	.1	.3	.3	13,432
South Africa	8.5	9.5	8.7	8.9	8.3	1,154,383
	10.2	11.5	10.8	9.9	9.4	1,436,426
Other markets[2]
Canada	.4	.5	.4			50,971
Luxembourg	—	.2	—			—
Netherlands	.1	.1	.2			24,341
Sweden	.1	.1	.1			15,228
United Kingdom	.7	.7	.7			91,693
United States of America	.4	.4	.6			82,283
	1.7	2.0	2.0			264,516
Multinational	.5	.4	.5			67,749
Other[3]	1.4	1.2	1.1			149,049
Cash & equivalents less liabilities	1.8	4.0	3.7			491,234
Total net assets	100.0%	100.0%	100.0%			$13,312,357

1 MSCI Emerging Markets Index also includes Jordan (0.2% at 6/30/06 and 0.1% at 12/31/06) and Pakistan (0.2% at 6/30/06 and 0.2% at 12/31/06).
A dash indicates that the market is not included in the index. Source: MSCI.
2 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3 Includes stocks in initial period of acquisition.
[End Sidebar]

Energy prices softened, partly on expectations that global economic growth could decelerate following steady tightening of monetary policy in the U.S. and Europe, as well as tougher credit conditions in several emerging markets. Against this backdrop, energy stocks trailed the broader markets. Russia’s efforts to reassert greater state control over oil assets appeared to add to investor nervousness. Majority state-owned Gazprom bought back control of the strategic oil fields development project in Sakhalin Island from Royal Dutch Shell and its partners. Gazprom American Depositary Receipts rose 9% while shares of LUKOIL, Russia’s largest oil producer, rose 5%. During the period, Gazprom increased the availability of its shares to foreign investors, making it the largest stock in the MSCI EM Index by market capitalization.

[Begin Sidebar]
Percent change in key markets*

	Six months ended 12/31/06
	Expressed	Expressed
	in U.S.	in local
	dollars	currency

Asia-Pacific
China	47.8%	48.0%
India	37.3	32.0
Indonesia	41.3	37.2
Malaysia	27.9	22.8
Pakistan	.9	2.0
Philippines	52.6	40.8
South Korea	10.5	8.3
Taiwan	16.0	16.8
Thailand	8.6	2.9

Latin America
Argentina	24.7	24.0
Brazil	22.7	21.1
Chile	28.3	26.5
Colombia	40.8	22.2
Mexico	37.3	31.7
Peru	26.4	25.5
Venezuela	19.5	55.2

Eastern Europe and Middle East
Czech Republic	23.5	15.5
Hungary	35.4	16.5
Israel	11.0	6.3
Poland	29.6	18.1
Russia	17.7	17.5
Turkey	23.5	10.2

Africa
Egypt	47.1	46.0
Morocco	16.7	13.7
South Africa	20.1	18.7

Other markets
Jordan	-9.6	-9.5

Emerging Markets
Growth Fund	26.7

*Including reinvestment of net dividends. All indexes are compiled by MSCI and are unmanaged.
[End Sidebar]

Mergers-and-acquisitions (M&A) activity was brisk in the materials sector and went two ways — emerging markets companies looking to acquire assets abroad and global firms seeking a bigger market share in developing markets. Mexico’s Cemex bid for Australian cement maker Rinker, Holcim increased its stake in India’s Gujarat Ambuja Cement and India’s Tata Steel made an offer for Britain’s Corus. Brazil’s iron ore producer, Vale do Rio Doce (CVRD), outbid rivals to acquire Canadian nickel miner Inco.

China and India both managed to sustain high economic growth rates that appeared to impress investors. The MSCI China Index advanced 48%, notching the highest return among emerging markets after the Philippines. Indian stocks were also a draw, although the market’s high valuation tempered investor enthusiasm. Indonesia was another strong market in Asia, supported by reasonable valuations, an improving economy and greater political stability brought by President Susilo Yudhoyono. The MSCI Indonesia Index rose 41%.

Authorities in India and China made efforts to prevent their fast-growing economies from developing excesses, restraining credit to areas such as real estate. Monetary authorities across emerging markets struggled to find the right balance between fostering economic growth, keeping inflation in check, avoiding liquidity-driven asset bubbles and preventing excessive currency appreciation to keep exports competitive. Many central banks raised short-term interest rates to keep inflationary pressures at bay, and some raised reserve ratio requirements against deposits to reduce what they saw as excess market liquidity. However, the higher real interest rates offered by emerging markets attracted foreign investors, who borrowed in low-yielding currencies like the yen and invested in higher yielding emerging markets. The result was a steady decline in local long-term bond yields for many economies, which in turn lowered borrowing costs for the corporate sector.

In an extraordinary action, the Bank of Thailand imposed a 30% withholding requirement on some capital inflows in December in an apparent bid to stem speculation in the baht. An immediate sharp decline in financial assets forced authorities to rescind capital restrictions on equity investments, but some other limitations were kept in place. The controls were imposed just three months after the government of Prime Minister Thakshin Shinawatra was ousted in a military coup.

Overall, political developments had a muted impact on markets. Independent central banks, high foreign exchange reserves and manageable public debt levels seemed to immunize financial markets against politics to a degree. Eastern European markets were supported by stronger currencies, improving fiscal finances and tentative signs of more stable politics. Latin America pulled through a series of presidential elections with mixed results. Ecuador’s president sought to renegotiate the country’s debt and Venezuela’s Hugo Chávez entered his third term as president. In Mexico, Felipe Calderón won a narrow victory over populist Andrés Manuel López Obrador and Brazil re-elected Luiz Inácio Lula da Silva, who promised to persist with orthodox macroeconomic policies.

Portfolio review

Fund results were strong for the six-month period ended December 31, 2006, and were higher than those of the fund’s benchmark, the MSCI EM Index. Stock selection played a key role, and the fund’s choice of stocks in several sectors contributed to returns, especially those in information technology, consumer staples and industrials. Stock selection was also good in several markets, including Mexico, Russia and Taiwan. On the other hand, stock selection was poor in the financials and health care sectors, as well as in China and South Africa, dampening results relative to the index.

Some of the fund’s most successful investments of the period were in the cement industry, including China’s Anhui Conch Cement, up 105%, and India’s Gujarat Ambuja Cement, which rose 47%. The rise in infrastructure spending in many developing economies and ongoing consolidation in the industry buoyed cement stocks. Fund investments in construction companies with large projects in the Middle East also rose, including Egypt’s Orascom Construction, up 57%, and South Africa’s Murray & Roberts, which advanced 61%. Several South African gold stocks declined as the price of gold fluctuated during the period.

Stock selection within energy was also favorable, as we held few of the large integrated Russian oil producers. Our investment in China Shenhua Energy also helped returns. China’s largest coal producer, Shenhua rose 30%, benefiting from rising coal prices and strong domestic demand. On the other hand, South African energy company Sasol, another fund holding, declined 4%.

Our telecommunication services investments were largely in the rapidly growing markets of Mexico, Indonesia, India and Russia, where telecommunications stocks rose. Wireless market penetration is still low in these markets and cellular providers continue to enjoy substantial revenue and earnings growth. However, we had fewer investments in wireless service providers in China and South Africa, which also fared well.

Several of the fund’s investments in retail stocks also had good returns. These included multiline retailers Grupo Famsa in Mexico, Lojas Renner in Brazil and Shopper’s Stop in India. Wal-Mart de México, Massmart in South Africa, X-5 Retail in Russia and Migros in Turkey also contributed to fund results. The portfolio continued to invest in a wide group of retail companies. As the emerging economies modernize, retail chains are increasing their presence in the food, apparel and personal care areas, enjoying revenue and earnings growth.

Our selection of stocks in the financials area was a detractor to relative results. We had reduced investments in shares of Brazilian and Indian banks in 2005 and early 2006 on the view that, after sharp gains, the valuations of these stocks were not as attractive as opportunities in other areas. However, many of these stocks continued to rise through the period, supported by economic expansion and, in Brazil, declining short-term rates. In addition, the fund’s investment in South Korean banks, particularly Kookmin Bank, also detracted from results. Kookmin’s shares declined 2%, hurt partly by the unraveling of the bank’s planned acquisition of U.S.-based investor Lone Star Funds’ stake in Korea Exchange Bank.

During the period, the fund increased its investments in China. It also invested in IPOs from China on a selective basis. Many of the fund’s investments in China have been in medium-sized private enterprises rather than the large state-owned companies. Fund managers continue to be optimistic about the long-term prospects of many Chinese companies, which are attracting high-quality management and have shown greater attention to profitability. Although the Chinese economy could decelerate from its heady growth pace, we believe that long-term prospects remain good. We reduced investments in South Korea, primarily by trimming investments in technology companies, including Samsung Electronics and LG.Philips LCD. On the other hand, we increased investments in Taiwanese and Indian technology companies, where fund managers saw greater opportunity. Hon Hai Precision, Infosys Technologies and Foxconn International were among the fund’s top contributors, while the investment in LG.Philips LCD was a detractor.

Outlook

Following a four-year bull run, it is unlikely that emerging markets equities will match the 36% average annualized returns of the past four years, at least in the near term. Nevertheless, we believe the long-term outlook for emerging markets remains quite positive, despite some short-term risks.

The market’s advance has been accompanied by substantial improvements in the macroeconomic policies of developing countries, and more significantly in the aggregate profitability of the corporate sector. Supported by rapid economic growth, productivity gains and a robust global economy, the average earnings growth rate for the emerging markets has been notably higher compared to developed markets. Indeed, growth in the emerging markets this decade has averaged more than twice that of the developed world.

Despite the recent sharp gains, emerging markets appear attractive on almost every significant financial measure, both historically and relatively. Price/earnings ratio and price-to-book value are lower than developed markets while return-on-equity and earnings growth have been higher for several years.

That said, stocks are always susceptible to correction after a sharp rise, and emerging markets securities are no exception. The market’s near 25% drop in mid-2006 reminded us that sharp price declines are always possible. A surge in market liquidity worldwide has lifted prices of most financial assets, including emerging markets equities, and several markets, including India, now appear expensive. The easy absorption of $93 billion in IPOs into the marketplace may be another sign that investors might have gotten ahead of themselves.

A deceleration in rapidly-growing economies is another risk. The measures taken by monetary authorities in China, India and South Korea to restrain credit to rapidly-appreciating areas of the economy could have a near-term dampening effect on demand even though it may strengthen long-term prospects by restraining economic excesses. We believe that any market pull-back triggered by a decline in liquidity or other adverse global financial conditions will be most acute among sectors that have benefited the most from this phenomenon, including energy, commodities and other cyclical areas. Hence, we believe sectors of the market characterized by strong cash flow, steady earnings growth, high dividend yield and secular long-term demand expansion offer the best opportunities.

The emergence of a credit culture among consumers, a steady rise in employment that is less and less dependent on exports and a cyclical upturn in many Asian economies should sustain domestic consumption even in the face of any slowdown in the major Western economies. Industries such as telecommunication services, entertainment, travel, food and retailing will likely benefit from this trend.

Another area that could be a positive surprise is the resurgence of investment in infrastructure. The modernization of infrastructure took a backseat over the last decade as governments emphasized trimming budgets, lowering public debt, building foreign exchange reserves and improving public finances. However, nearly a decade after the Asian financial crisis, there is a growing need for upgrading infrastructure for these economies to stay competitive. Conditions seem ripe for a revival: public finances are much improved, interest rates are low and inflation is within manageable limits. An increase in infrastructure spending should in turn spur private investment.

This view of the markets and economies is currently reflected in the fund’s holdings, with its large investments in consumer staples and consumer discretionary stocks on the one hand, and industrials such as cement, engineering, construction and power equipment companies on the other.

The opening of developing countries and their greater integration in the world has created new trade patterns and given a boost to the global economy. This growth is not the result of excessive demand but rather driven by supply-side improvements, i.e., gains in productivity and cost containment.

In periods of such profound change, asset classes can experience several years of positive momentum. This happened with U.S. small caps in the decade from 1973 to 1983 and the 12-year bull market in Japanese equities from 1978 to 1989. We would argue that the changes underway in the emerging markets are no less profound and they could experience many years of positive momentum, although any such extended period will generally be marked by intervals of volatility.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Shaw B. Wagener

Shaw B. Wagener
President
December 31, 2006

The investment landscape

The geographic concentrations of assets found in Emerging Markets Growth Fund’s portfolio rarely reflect a predetermined decision to concentrate our investment in a particular country or region. More often, these concentrations result from buy-and-sell decisions made on a stock by stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, the fund’s portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect the fund’s holdings. Here is our view of the investment landscape in the fund’s five largest areas of concentration for the six-month period ended December 31, 2006. The five markets account for 51% of net assets.

Taiwan (11.9% of net assets)

Taiwanese stocks rose 16% during the period. The materials sector led the market with a 23% return, particularly cement companies, while financial companies trailed with a 9% gain.

Technology stocks, which account for 58% of the MSCI Taiwan Index, rose 18%, but results varied widely by stock. Contract electronics manufacturer Hon Hai Precision rose 39% and its mobile phone-making subsidiary Foxconn International gained 53%. MediaTek, which designs chips for an array of consumer products including handsets and PCs, advanced 23%.

Technology heavyweight Taiwan Semiconductor Manufacturing (TSMC) had less stellar returns, gaining 15%. TSMC has a more mature business than many other Taiwanese technology companies. Nevertheless, as the world’s largest foundry of made-to-order chips, it maintains a dominant presence in several areas of technology. TSMC said it expects demand for personal computers and handsets to rebound in 2007. It also indicated that it was exploring an entry into the rapidly-growing NAND flash memory market. NAND flash memory chips have less capacity than traditional DRAM chips but also use less power and are installed in many portable devices.

Many technology companies were reducing or were considering eliminating the practice of awarding employee bonuses in the form of bonus shares. Investors have long objected to the practice, since it dilutes the ownership stake of existing shareholders. As technology companies do away with this form of compensation, investors have been encouraged to take a fresh look at the valuation of Taiwanese technology companies. Investment returns for the Taiwan technology sector outpaced South Korea’s by a wide margin during the period. The rise in foreign investor interest was also underscored by the bid by private equity firm Carlyle Group to acquire Taiwan’s Advanced Semiconductor Engineering.

Shares of financial companies had the lowest returns. The financial sector is emerging from a consumer credit crisis and loan growth has been expectedly modest. Competition continues to affect margins while many banks grapple with the requirement to increase provisioning for credit losses. Nevertheless, the worst of the consumer-lending crisis appears to be over.

The central bank raised interest rates in December to 2.75%. Despite domestic expansion, private consumption has remained the weak spot in the economy, contracting 1.4% in the third quarter compared to the prior quarter. On the bright side, technology exports showed signs of picking up, especially in electronics and telecom products.

On the political front, the government of President Chen Shui-bian won a narrow victory in key local elections, gaining a reprieve from almost unabated criticism from the opposition. A corruption scandal involving the son-in-law of the president had plunged the ruling party into one of the worst crises it has experienced since it was founded 20 years ago. In November, opposition parties failed for a third time to pass a bill that would allow a referendum on President Chen’s removal from office.

South Korea (11.0% of net assets)

South Korean stocks rose 11%, among the lowest returns in Asia. Information technology, financials and automobiles stocks held back market returns, while industrials, utilities, steel and chemicals stocks led the market.

The economy sustained modest and balanced growth with a rise in industrial production and exports. A stronger Korean won had limited impact on exports, which grew 15% in 2006 over the previous year. However, profit margins in local currency terms were lower for some companies. The two major automobile manufacturers — Hyundai Motor and Kia Motors — also faced stiffer competition from Japanese manufacturers.

The central bank showed a high degree of vigilance against inflation and potential asset bubbles, attempting to curb lending to the hot real estate sector. It also raised reserve ratio requirements against foreign currency deposits to contain appreciation of the won, which gained 2% against the U.S. dollar in the six-month period and 8% over the last 12 months.

Among financial stocks, Kookmin Bank reported a lower net interest margin, slower profit growth and a slight rise in loan loss provisions for the third quarter of 2006. Kookmin’s inability to complete a transaction with U.S.-based investor Lone Star Funds to acquire Korea Exchange Bank (KEB) disappointed investors at multiple levels. The acquisition of KEB would have given Kookmin a substantially larger business profile in corporate lending, foreign exchange and overseas operations. It would have also restored Kookmin’s dominant size within the Korean market. The process by which the transaction was delayed and ultimately scuttled raised questions for investors about the foreign investment process and the influence of politics upon it. Kookmin, whose shares declined 2% over the period, remains the largest retail franchise in South Korea. Insurance and brokerage stocks had better results. Samsung Fire & Marine Insurance rose 29%, and Daewoo Securities gained 31%.

Samsung Electronics, the largest stock in the MSCI Korea Index, had low single-digit returns. Investors appeared to worry that the DRAM chip market could slow after the recent boom in the industry. However, Samsung said it expects to increase the sale of traditional memory chips next year, partly driven by an increase in demand for personal computers. An investigation by U.S. federal authorities into price-fixing for TFT flat panels used for computer monitors and televisions also appeared to hurt shares of Samsung Electronics and LG.Philips LCD. In addition, LG.Philips LCD shares were pressured by a decline in profits and profit margins, and its ADR shares fell 17%. The company invested heavily in plants that specialize in making 42-inch flat panel TVs; however consumer preference has centered around 40-inch and 46-inch TVs, areas of the TV market dominated by Samsung Electronics of South Korea and Sony of Japan.

Shares of automobile manufacturers Hyundai Motor and Kia Motors fell on concerns that the two companies face greater competition from rivals in overseas markets at a time when profitability in local terms is being dented by the strong won currency. Hyundai sells about 70% of its cars overseas while Kia sells 80% of them abroad. Domestic demand for cars was modest at best. There were bright spots in the South Korean market as well. Hankook Tire rose 45%, Doosan Heavy Industries and Construction advanced 31% and Hyundai Development gained 41%.

China (9.6% of net assets)

A robust economy, the success of a large number of initial public offerings (IPOs) and the government’s astute handling of excesses in the economy supported the stock market. The MSCI China Index rose 48% during the period, the best returns among the major emerging markets. Telecommunication services and financials stocks led the way. Several stocks rose more than 100% during the period, including China Life Insurance, China Mengniu Dairy, Anhui Conch Cement and Baoshan Iron & Steel.

China tapped into positive investor sentiment with more than $46 billion in IPOs in 2006, approximately half of the total emerging markets IPOs in the year. The highlight was a $21.9 billion offering from Industrial and Commercial Bank of China in November — the largest-ever stock sale in the global capital markets. The government has been steadily selling a part of its ownership of banks to the capital markets, thereby transferring some of the risk in the financial system to the public markets. The IPOs and overall share price gains have raised substantially the market capitalization of the MSCI China Index, which accounted for 11.8% of the MSCI Emerging Markets Index at the end of the period compared to 7.6% at the end of 2005.

In the second quarter, China’s GDP expanded 11.3% over the same period in the prior year, and the government took a series of steps to prevent pockets of excess in the economy. The People’s Bank of China raised reserve ratio requirements four times since June 2006, bringing it to 9.5% effective January 15, 2007. The central bank appeared to be concerned about excess liquidity in the financial system, especially given the sustained high external trade surplus.

In November, the government temporarily raised export taxes on 110 categories of energy, metals and related items in an effort to ease the country’s record trade surplus and meet domestic demand for commodities.

In M&A activity, CITIC Group announced plans to buy Nations Energy’s Kazakhstan oil assets, and the country’s top steelmaker, Shanghai’s Baosteel Group, invited two of its top Asian rivals to buy stakes in its long-awaited overseas listing. Several Western companies sought to increase their presence in China’s rapidly-growing retail market. Wal-Mart Stores agreed to acquire Trust-Mart, a closely held Taiwan retailer with large operations in China, and Home Depot was to buy Chinese home-improvement chain Home Way. British retailer Tesco increased its stake in China’s Hymall superstores.

A survey by the National Bureau of Statistics of large industrial companies showed that profits for January through November of 2006 rose 31% over the same period in the prior year, with oil, gas and mining companies benefiting from high commodity prices. The statistics bureau’s survey also showed that the profits of state companies are not rising as fast as those of private or foreign-owned companies.

Brazil (9.6% of net assets)

Brazilian stocks rose nearly 23% in broad-based gains. Consumer stocks led the market as the economy picked up momentum and domestic consumer demand strengthened. The industrials and financials sectors also performed well. Financial stocks were led by Unibanco: its global depositary receipts rose 40%.

An expansion in consumer credit offered by banks and retailers fueled consumer spending, boosting profits for a wide range of consumer companies, including retailers, personal care and beverage companies. Brazil’s two largest e-commerce companies, Submarino and Lojas Americanas, rose 63% and 55%, respectively. The two companies merged in December, creating the largest online retailer in the country.

Commodity stocks rose, spurred by M&A activity that highlighted the global scramble for natural resources. Brazil’s CVRD acquired Canadian nickel miner Inco, outbidding U.S. and Canadian competitors. In December, CVRD obtained an increase in the contract price for iron ore from China’s major steel maker Baosteel, potentially setting a benchmark for global iron ore prices in 2007.

The central bank trimmed the Selic rate by 200 basis points, from 15.25% in June to 13.25% in December. The Brazilian real maintained its ground against the U.S. dollar during the period, appreciating 1% despite the series of rate cuts. Consumer price inflation slowed in 2006 for the fourth consecutive year, opening the door for further rate cuts in 2007.

Incumbent president Luiz Inácio Lula da Silva of the Workers’ Party won the second round of Brazil’s presidential elections by a significant margin against centrist challenger Geraldo Alckmin. President da Silva signaled he would continue conservative fiscal and monetary policies in his second term. However, the deep party divisions will make it potentially more difficult for the administration to obtain legislative approval for any substantial economic reforms.

President da Silva’s first term was marked by fiscal tightening and real interest rates were among the highest in the world. Those factors, combined with lack of progress on tax reform, held back economic growth and GDP expanded only an average of 2.8% a year. With fiscal accounts in better shape and the central bank easing monetary policy over the past year, the economy started to show some signs of rejuvenation. GDP growth accelerated to a 3.2% annualized rate year-over-year in the third quarter, compared to 1.2% in the second quarter. However, labor and tax costs in Brazil — among some of the highest in the world — remain a challenge.

South Africa (8.7% of net assets)

South African stocks rose more than 20% for the period. Financial assets, including stocks and the currency, rose as investors overcame concerns about rising inflation and slowing consumption. Third-quarter GDP dipped slightly to 4.7% annualized, but investors appeared to revise their outlook for economic growth upward, based on a combination of strong commodity prices and capital inflows.

The slight softening of the economy underscored the structural improvements in South Africa’s economy, which in the past has been characterized by more severe boom and bust cycles. The government of President Thabo Mbeki has shown an impressive ability to balance the dynamics of a fairly ambitious social agenda with orthodox macroeconomic policies.

During the seven years of Mbeki’s administration, South Africa has managed to integrate increasing numbers of black South Africans into the corporate sector (especially the mining industry) and make some progress on containing the spread of the HIV virus. However, the next few years could see greater emphasis on politics. Although presidential elections will not take place until 2009, a power struggle over who will be Mbeki’s successor has already begun within the African National Congress, the dominant political party in South Africa.

The South African government began ramping up spending on infrastructure. With South Africa scheduled to host soccer’s World Cup in 2010, the government has outlined an ambitious infrastructure spending program that is expected to enhance growth. The combination of government spending on infrastructure and rising capital expenditures in the private sector could offset potential slackening in consumer demand in the face of higher interest rates.

The central bank raised key interest rates 200 basis points, from 7.0% in June to 9.0% in December, stemming the slide of the rand that took place in the first half of 2006. The rand appreciated about 2% against the U.S. dollar in the six-month reporting period, although it depreciated 9% over the course of 2006.

The current account deficit declined slightly to 5.2% of GDP in the third quarter of 2006 after nearing a 24-year high. While the large deficit remains a concern for investors, many expect the weaker rand to boost exports and contribute toward narrowing the deficit.

The industrials sector performed well for the period, with construction companies Murray & Roberts gaining 61% and Aveng rising 60%. Telecommunication services was the best-performing sector. MTN Group, the large South African telecommunication provider that services most of the population, rose 63%, reporting substantially higher revenues after announcing its acquisition of Lebanon’s Investcom.

The materials sector rose 6% over the period, with companies reporting mixed results. The stocks of several gold mining companies declined as gold prices fluctuated after hitting a 26-year high in May, but shares of platinum producers rose, supported by higher platinum prices. Energy was the weakest sector, posting the only negative returns. Sasol, which specializes in converting coal and natural gas to liquid petroleum, declined 4%.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund’s current investment adviser, was selected by the IFC from a number of global investment firms to manage the fund. Capital International is one of The Capital Group Companies.SM These companies form one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. These companies have been involved in international investing since the 1950s. Capital International employs a research-driven approach. Along with its institutional management affiliates, Capital International maintains a global investment intelligence network that continues to grow and currently employs more than 125 investment professionals based on three continents. They include analysts and portfolio managers, born in over 27 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

Over time, the fund’s adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, there are 23 analysts covering these countries, compared with four in 1986; 19 of these analysts also manage a portion of the fund. Most of the fund’s assets are managed by the seven portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio
unaudited
December 31, 2006

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds	Percent of net assets
Financials	16.02%	0.46%	0.00%	0.20%	16.68%
Information Technology	14.22	0.00	0.00	0.00	14.22
Materials	10.64	0.63	0.04	0.00	11.31
Telecommunication Services	10.42	0.76	0.00	0.00	11.18
Consumer Staples	9.94	1.12	0.00	0.05	11.11
Industrials	10.04	0.66	0.00	0.00	10.70
Consumer Discretionary	8.50	0.06	0.00	0.00	8.56
Energy	5.41	0.49	0.00	0.00	5.90
Utilities	2.26	0.33	0.00	0.03	2.62
Health Care	1.91	0.00	0.02	0.00	1.93
Other	1.50	0.00	0.00	0.60	2.10
	90.86%	4.51%	0.06%	0.88%	96.31%

Short-term securities					3.31
Excess of cash and receivables over payables					0.38

Net assets					100.00%

Equity securities		Value
	Shares	(000)

Argentina - 0.08%
Grupo Financiero Galicia SA, Class B (1)	5	$-
Hidroneuquen SA (acquired 11/11/93, cost: $29,439,000) (1) (2) (3)	28,022,311	1,832
Nortel Inversora SA, Class B, preferred (ADR) (1)	646,800	8,790
		10,622

Brazil - 9.22%
Banco Nossa Caixa SA, ordinary nominative	1,332,200	29,965
Bradespar SA, preferred nominative	374,996	17,748
CESP - Cía. Energética de São Paulo, Class B (1)	6,995,760,100	81,956
Cía. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	1,014,178	44,522
Cía. de Bebidas das Américas - AmBev, preferred nominative (ADR)	2,467,797	120,428
Cía. de Concessões Rodoviárias, ordinary nominative	2,866,200	38,749
Cía. de Saneamento de Minas Gerais, ordinary nominative	3,768,000	44,231
Cía. Energética de Minas Gerais - CEMIG, preferred nominative	894,887,000	44,027
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	1,153,112	30,269
Duratex SA, preferred nominative	1,420,000	22,092
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative	3,810,400	39,372
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	1,089,600	45,142
Itaúsa - Investimentos Itaú SA, preferred nominative	8,412,837	43,050
LIGHT-Serviços de Electricidade SA, ordinary nominative (1)	560,613,850	6,045
Lojas Americanas SA, preferred nominative	88,570,000	4,960
Lojas Renner SA, ordinary nominative	2,713,500	39,037
M. Dias Branco SA, ordinary nominative (1)	360,700	4,226
Medial Saúde SA, ordinary nominative (1)	2,294,000	26,014
Natura Cosméticos SA, ordinary nominative	2,500,000	35,321
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $12,157,000) (2) (3) (4)	27,000	9,645
Obrascon Huarte Lain Brasil SA, ordinary nominative (1)	830,000	13,380
Perdigão SA, ordinary nominative	3,606,829	50,671
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	163,600	16,849
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	698,500	64,793
Submarino SA, ordinary nominative	1,038,600	34,064
Submarino SA, ordinary nominative (GDR) (acquired 10/11/05, cost: $6,746,000) (2)	228,978	14,998
Suzano Petroquímica SA, preferred nominative	3,564,800	6,548
Telemig Celular Participações SA, ordinary nominative	3,723,615,330	12,546
Telemig Celular Participações SA, preferred nominative (ADR)	546,158	20,891
Telemig Celular SA, Class G, preferred nominative	38,529	12,458
Tele Norte Celular Participações SA, ordinary nominative (1) (3)	9,214,930,561	3,541
Tele Norte Celular Participações SA, preferred nominative (ADR) (3)	453,978	4,086
TIM Participações SA, ordinary nominative	9,378,822,066	55,245
TIM Participações SA, preferred nominative (ADR)	1,587,353	54,954
Unibanco-União de Bancos Brasileiros SA, units (GDR)	78,162	7,266
Usinas Siderúrgicas de Minas Gerais SA, ordinary nominative	360,800	16,231
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	1,237,498	46,682
WEG SA, preferred nominative	9,200,300	65,704
		1,227,706

Canada - 0.38%
Banro Corp. (1)	1,209,100	15,781
CIC Energy Corp. (1) (3)	2,294,600	27,485
Platmin Ltd. (1)	1,497,500	7,393
Platmin Ltd. (CDI) (1)	64,200	312
		50,971

Chile - 0.47%
Cía. de Telecomunicaciones de Chile SA (ADR)	1,668,500	13,398
Embotelladora Andina SA, Class A, preferred nominative (ADR)	1,835,600	28,433
Embotelladora Andina SA, Class B, preferred nominative (ADR)	45,873	777
Ripley Corp SA	16,779,200	20,075
		62,683

China - 9.62%
Advanced Semiconductor Manufacturing Corp. Ltd. (Hong Kong) (1)	8,030,000	805
Agile Property Holdings Ltd. (Hong Kong)	6,258,000	5,873
Anhui Conch Cement Co. Ltd. (Hong Kong)	33,307,000	110,916
Beijing Capital International Airport Co. Ltd. (Hong Kong)	10,350,000	8,104
Beijing Enterprises Holdings Ltd. (Hong Kong)	3,931,000	8,400
Bio-Treat Technology Ltd. (Singapore)	35,579,911	14,034
BYD Co. Ltd. (Hong Kong) (1)	4,505,500	17,264
China Communications Construction Co. Ltd. (Hong Kong) (1)	20,737,000	20,504
China Construction Bank Corp. (Hong Kong)	55,528,600	35,342
China Life Insurance Co. Ltd. (Hong Kong)	11,355,500	38,764
China Life Insurance Co. Ltd. (ADR)	2,070,614	104,587
China Mengniu Dairy Co. (Hong Kong)	33,552,000	88,221
China Netcom Group Corp. (Hong Kong) Ltd.	11,525,000	30,896
China Oilfield Services Ltd. (Hong Kong)	17,161,000	11,915
China Overseas Land & Investment Ltd. (Hong Kong)	4,883,000	6,555
China Resources Enterprise Ltd. (Hong Kong)	11,074,000	31,823
China Shenhua Energy Co. Ltd. (Hong Kong)	41,913,000	100,882
Chongqing Changan Automobile Co. Ltd. (Hong Kong)	4,618,157	3,901
Citigroup Call Warrants on Anhui Conch Cement Co. Ltd., Class A, expire January 20, 2010 (acquired 12/21/06, cost: $2,390,000) (2)	641,300	2,456
Citigroup Call Warrants on Baoshan Iron & Steel Co. Ltd., Class A, expire January 21, 2010 (acquired 12/7/05, cost: $3,220,000) (2)	6,498,900	7,214
Ctrip.com International Ltd. (ADR)	533,900	33,358
Dalian Port (PDA) Co. Ltd. (Hong Kong) (1)	50,462,000	23,552
Dongfeng Motor Group Co. Ltd. (Hong Kong) (1)	170,875,000	82,828
Focus Media Holding Ltd. (GDR) (1)	26,500	1,759
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)	1,410,000	3,644
GOME Electrical Appliances Holding Ltd. (Hong Kong)	48,677,829	38,179
Guangdong Investment Ltd. (Hong Kong)	3,882,000	1,752
Guangzhou Shipyard International Co. Ltd. (Hong Kong) (1)	4,312,000	7,097
Home Inns & Hotels Management Inc. (ADR) (1)	66,800	2,508
Industrial and Commercial Bank of China Ltd. (Hong Kong) (1)	84,223,000	52,304
Lehman Call Warrants on Anhui Conch Cement Co. Ltd., Class A, expire June 2, 2008 (acquired 5/31/06, cost: $3,414,000) (2)	1,644,300	6,314
Lehman Call Warrants on Baoshan Iron & Steel Co. Ltd., Class A, expire June 2, 2008 (acquired 5/31/06, cost: $2,451,000) (2)	4,332,700	4,803
Lenovo Group Ltd. (Hong Kong)	94,636,700	38,451
Li Ning Co. Ltd. (Hong Kong)	11,083,000	17,756
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong)	11,912,000	14,244
Mindray Medical International Ltd., Class A (ADR) (1)	60,200	1,440
Nine Dragons Paper Industries Co. Ltd. (Hong Kong)	36,118,500	62,229
PetroChina Co. Ltd. (Hong Kong)	72,812,100	103,168
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,514,000	3,362
Shanghai Prime Machinery Co. Ltd. (Hong Kong) (1)	43,984,000	15,269
Tong Ren Tang Technologies Co. Ltd. (Hong Kong)	1,305,900	2,085
TPV Technology Ltd. (Hong Kong)	12,624,000	7,986
UBS AG Call Warrants on Beijing Yanjing Brewery Co. Ltd., Class A, expire June 7, 2007 (acquired 6/7/06, cost: $30,992,000) (2)	30,831,000	38,585
Weichai Power Co. Ltd. (Hong Kong)	5,699,400	20,116
Weiqiao Textile Co. Ltd. (Hong Kong)	3,990,000	5,377
Wumart Stores, Inc. (Hong Kong)	27,828,000	20,924
ZTE Corp. (Hong Kong)	4,978,200	22,915
		1,280,461

Colombia - 0.31%
Inversiones Argos, SA	7,834,983	41,301
		41,301

Costa Rica - 0.00%
Consorcio International Hospital, SA de CV, Series II, convertible preferred (acquired 9/25/97, cost: $442,000) (1) (2)	23,970	12
Consorcio International Hospital, SA de CV, Series IV, convertible preferred (acquired 8/15/05, cost: $383,000) (1) (2)	766,721	383
		395

Czech Republic - 0.06%
Telefónica O2 Czech Republic, AS	344,200	7,874
		7,874

Egypt - 2.02%
Commercial International Bank (Egypt) S.A.E.	883,146	8,979
Egyptian Company for Mobile Services S.A.E.	2,193,724	69,215
National Société Générale Bank	214,469	1,695
Orascom Construction Industries Co.	3,101,536	167,194
Orascom Construction Industries Co. (GDR)	223,556	21,528
		268,611

Hong Kong - 1.52%
China Yurun Food Group Ltd.	12,667,000	11,678
Clear Media Ltd. (1)	22,647,000	26,207
Foxconn International Holdings Ltd. (1)	18,950,000	62,009
Kingboard Chemical Holdings Ltd.	1,504,000	5,908
Kingboard Laminates Holdings Ltd. (1)	15,181,016	16,240
Kingway Brewery Holdings Ltd.	16,761,300	6,681
Melco International Development Ltd.	441,000	1,046
Shangri-La Asia Ltd.	28,257,246	72,846
		202,615

Hungary - 0.36%
Magyar Telekom Telecommunications PLC (1)	3,234,572	17,978
MOL Magyar Olaj-és Gázipari Rt., Class A	259,000	29,390
		47,368

India - 6.54%
Apollo Hospitals Enterprise Ltd.	1,429,533	13,916
Apollo Hospitals Enterprise Ltd. (GDR)	233,800	2,268
Bharat Electronics Ltd.	380,971	11,624
Bharat Heavy Electricals Ltd.	375,606	19,579
Bharti Airtel Ltd. (1)	3,082,961	44,029
Cummins India Ltd.	1,182,073	7,411
Gujarat Ambuja Cements Ltd.	28,467,958	91,032
Hindustan Lever Ltd.	6,001,701	29,444
Hotel Leelaventure Ltd.	11,463,000	16,502
Housing Development Finance Corp. Ltd.	1,751,253	64,591
IL&FS Investsmart Ltd.	2,026,300	9,390
Infosys Technologies Ltd.	4,805,541	244,232
Infrastructure Development Finance Co. Ltd.	20,369,391	35,973
Ishaan Real Estate PLC (1)	8,535,021	17,547
Jammu and Kashmir Bank Ltd.	537,400	7,551
Larsen & Toubro Ltd.	464,096	15,213
Maruti Udyog Ltd.	1,690,700	35,615
McDowell Holdings Ltd. (1)	435,569	2,564
McLeod Russel India Ltd. (1) (3)	5,566,169	12,379
Oil & Natural Gas Corp. Ltd.	747,643	14,768
Reliance Energy Ltd.	855,441	10,085
Reliance Industries Ltd.	287,193	8,270
SET India Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195	26,353
Shopper's Stop Ltd.	1,005,300	15,470
Shree Cement Ltd.	315,922	10,419
Steel Authority of India Ltd.	1,831,434	3,697
Suzlon Energy Ltd.	1,331,200	39,378
United Spirits Ltd.	2,157,028	42,272
Wipro Ltd.	1,381,536	18,977
		870,549

Indonesia - 3.41%
PT Bank Central Asia Tbk	3,644,000	2,108
PT Bank Mandiri (Persero) Tbk	279,868,000	90,290
PT Bank Rakyat Indonesia	71,837,000	41,157
PT Ciputra Surya Tbk	69,089,500	7,532
PT Jaya Real Property	25,785,000	2,955
PT Medco Energi Internasional Tbk	50,196,500	19,824
PT Summarecon Agung Tbk	73,054,400	9,509
PT Surya Citra Media Tbk	38,098,000	3,391
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	246,798,902	277,302
		454,068

Israel - 2.54%
"Bezeq" The Israel Telecommunication Corp. Ltd.	41,352,700	67,162
Bank Hapoalim B.M.	5,255,111	24,769
Bank Leumi le-Israel B.M.	4,537,990	18,490
Israel Chemicals Ltd.	1,929,411	12,076
Ituran Group	52,400	789
Orbotech Ltd. (1)	423,773	10,781
Partner Communications Co. Ltd.	927,418	10,544
Partner Communications Co. Ltd. (ADR)	197,866	2,262
Supersol Ltd. (1)	5,652,899	21,651
Teva Pharmaceutical Industries Ltd. (ADR)	5,444,400	169,212
		337,736

Kazakhstan - 0.25%
OJSC Kazkommertsbank (GDR) (1)	343,007	7,923
OJSC Kazkommertsbank (GDR) (acquired 9/10/97, cost: $4,923,000) (1) (2)	1,122,752	25,936
		33,859

Malaysia - 3.88%
AirAsia Bhd. (1)	43,095,800	18,450
Astro All Asia Networks PLC	12,580,200	19,796
Bumiputra-Commerce Holdings Bhd.	34,505,649	75,820
EON Capital Bhd.	11,273,000	21,095
Genting Bhd.	834,800	7,811
Hong Leong Bank Bhd.	6,535,900	10,285
IJM Corp. Bhd. (3)	32,164,614	67,029
IOI Corp. Bhd.	12,771,100	66,626
KNM Group Bhd.	1,006,200	2,510
Maxis Communications Bhd.	20,586,500	59,535
MISC Bhd.	6,549,700	16,527
Naim Cendera Holdings Bhd.	7,034,300	6,223
Resorts World Bhd.	4,621,500	19,131
Road Builder (M) Holdings Bhd.	1,493,100	1,439
S P Setia Bhd. Group	24,367,400	35,235
Tanjong PLC	1,012,500	4,134
Tenaga Nasional Bhd.	5,255,150	16,241
Top Glove Corp. Bhd.	822,600	3,195
Transmile Group Bhd.	10,665,500	42,940
UMW Holdings Bhd.	10,145,196	22,149
		516,171

Mexico - 7.71%
Alsea, SAB de CV, Series A	973,900	5,311
América Móvil, SAB de CV, Series A	48,825,000	110,002
América Móvil, SAB de CV, Series L	48,812,320	110,199
América Móvil, SAB de CV, Series L (ADR)	2,419,700	109,419
Carso Infraestructura y Construcción SA (1)	48,710,800	46,234
Cemex, SAB de CV, ordinary participation certificates, units (ADR) (1)	480,100	16,266
Consorcio ARA, SA de CV	389,400	2,638
Consorcio International Hospital, SA de CV, Series II, convertible preferred (acquired 9/25/97, cost: $4,315,000) (1) (2)	23,970	97
Consorcio International Hospital, SA de CV, Series IV, convertible preferred (acquired 12/28/05, cost: $2,871,000) (1) (2)	717,864	2,915
Controladora Comercial Mexicana, SA de CV, units	11,024,500	28,585
Empresas ICA, SAB de CV, ordinary participation certificates (1)	8,789,451	33,167
Gruma, SAB de CV, Series B	11,176,700	40,747
Grupo Famsa, SA de CV (1)	9,532,606	42,813
Grupo Financiero Inbursa, SA de CV, Series O	5,622,600	11,059
Grupo Industrial Saltillo, SAB de CV	2,955,573	4,146
Grupo Televisa, SA, ordinary participation certificates (ADR)	4,810,428	129,930
Impulsora del Desarrollo y el Empleo en America Latina, SA de CV, Series B1 (1)	10,464,200	13,266
Industrias CH, SA de CV (1)	598,400	2,551
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	7,109,450	32,706
Teléfonos de México, SAB de CV, Series L (ADR)	544,100	15,376
Urbi Desarrollos Urbanos, SA de CV (1)	735,100	2,652
Wal-Mart de México, SA de CV, Series V	57,169,114	251,779
Wal-Mart de México, SA de CV, Series V (ADR)	319,472	13,817
		1,025,675

Morocco - 0.10%
Holcim (Maroc) SA	46,585	11,136
Société des Brasseries du Maroc	12,088	2,296
		13,432

Netherlands - 0.18%
Efes Breweries International NV (GDR) (1)	724,447	24,341
		24,341

Oman - 0.10%
BankMuscat (SAOG) (GDR)	1,054,025	13,175
		13,175

Peru - 0.04%
Cía. de Minas Buenaventura SA (ADR)	174,700	4,902
		4,902

Philippines - 0.81%
Ayala Corp.	571,283	6,883
Ayala Land, Inc.	62,530,330	19,472
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790	-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431	-
International Container Terminal Services, Inc.	19,533,588	8,277
Philippine Long Distance Telephone Co.	141,910	7,390
Philippine Long Distance Telephone Co. (ADR)	602,500	30,806
SM Investments Corp.	2,794,600	18,547
SM Prime Holdings, Inc.	75,952,679	16,673
		108,048

Poland - 0.39%
Telekomunikacja Polska SA	6,194,000	52,345
		52,345

Russia - 5.29%
Baring Vostok Private Equity Fund (acquired 12/15/00, cost: $6,195,000) (2) (3) (4) (5)	10,380,185	25,086
Baring Vostok Private Equity Fund III (acquired 3/30/05, cost: $14,455,000) (2) (3) (4) (5)	15,336,100	13,599
Evraz Group SA (GDR)	1,336,200	34,327
JSC MMC "Norilsk Nickel" (ADR)	246,970	39,021
JSC OGK-5	109,473,588	13,575
Mobile TeleSystems OJSC (ADR)	2,530,700	127,016
New Century Capital Partners, LP (acquired 12/7/95, cost: $5,484,000) (1) (2) (4)	5,247,900	6,016
Novolipetsk Steel (GDR)	2,282,300	53,063
OAO Belon	156,800	5,684
OAO Gazprom	1,334,000	15,341
OAO Gazprom (ADR)	1,874,350	86,220
OJSC Magnit (1)	568,034	20,279
OJSC OC Rosneft (GDR) (1)	2,710,410	25,613
Unified Energy System of Russia (GDR)	898,325	98,456
Vimpel-Communications (ADR) (1)	1,263,000	99,714
X5 Retail Group NV (GDR) (1)	1,592,700	41,410
		704,420

Singapore - 0.22%
Banyan Tree Holdings Ltd. (1)	14,836,000	15,089
Straits Asia Resources Ltd. (1)	7,569,000	3,257
Yanlord Land Group Ltd. (1)	6,701,000	11,097
		29,443

South Africa - 8.67%
Absa Group Ltd.	6,450,700	115,614
AngloGold Ashanti Ltd.	348,500	16,476
AngloGold Ashanti Ltd. (ADR)	1,143,400	53,843
Anglo Platinum Ltd.	517,328	63,445
Anglo Platinum Ltd., 6.38% convertible preferred May 31, 2009	119,068	5,083
Aspen Pharmacare Holdings Ltd. (1)	1,933,300	8,988
Aveng Ltd.	8,736,470	42,055
Cashbuild Ltd.	1,082,492	7,599
Consol Ltd.	2,990,800	8,120
Edgars Consolidated Stores Ltd.	2,309,600	12,908
FirstRand Ltd.	5,767,400	18,343
Gem Diamond Mining Co. of Africa Ltd. (acquired 3/2/06, cost: $17,243,000) (1) (2)	1,650,000	21,450
Gold Fields Ltd.	3,611,109	68,678
Gold Fields Ltd. (ADR)	26,100	493
Harmony Gold Mining Co. Ltd. (1)	3,177,512	50,622
Harmony Gold Mining Co. Ltd. (ADR) (1)	3,441,592	54,205
Impala Platinum Holdings Ltd.	3,446,552	90,855
Massmart Holdings Ltd.	5,424,800	54,559
Mittal Steel South Africa Ltd.	753,100	10,601
Mr Price Group Ltd.	549,500	1,987
Murray & Roberts Holdings Ltd.	12,296,987	70,646
Mvelaphanda Resources Ltd. (1)	5,800,800	32,411
Nasionale Pers Beperk, Class N	779,005	18,526
Sappi Ltd.	3,023,300	50,894
Sappi Ltd. (ADR)	495,700	8,313
Sasol Ltd.	2,649,293	98,225
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95, cost: $32,000) (1) (2) (4)	2,180	95
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95, cost: $199,000) (1) (2) (4)	13,650	597
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $20,878,000) (1) (2) (3) (4) (5)	28,791	43,132
Standard Bank Group Ltd.	7,139,914	96,665
Truworths International Ltd.	1,870,100	8,584
Wilson Bayly Holmes - Ovcon Ltd.	1,947,807	20,371
		1,154,383

South Korea - 11.01%
Asiana Airlines, Inc. (1)	5,750,320	42,377
Cheil Communications Inc.	31,970	7,945
Daewoo Securities Co., Ltd.	1,364,190	27,519
Doosan Heavy Industries and Construction Co., Ltd.	172,950	8,233
GS Engineering & Construction Co., Ltd.	419,812	37,532
Hankook Tire Co., Ltd.	4,424,660	75,212
Hyundai Development Co.	840,464	51,359
Hyundai Heavy Industries Co., Ltd.	61,730	8,368
Hyundai Mipo Dockyard Co., Ltd.	55,627	7,122
Hyundai Mobis	344,350	31,823
Hyundai Motor Co.	329,924	23,923
Hyundai Motor Co., nonvoting preferred	79,608	3,400
Hyundai Steel Co.	238,050	8,644
Kia Motors Corp.	246,040	3,560
Kookmin Bank	2,962,775	238,743
Kookmin Bank (ADR)	513,123	41,378
Kumho Industrial Co., Ltd.	379,980	10,200
LG Petrochemical Co., Ltd.	232,220	5,871
LG.Philips LCD Co., Ltd. (1)	59,910	1,795
LG.Philips LCD Co., Ltd. (ADR) (1)	287,708	4,336
Lotte Shopping Co.	37,741	15,673
Lotte Shopping Co. (GDR)	985,768	20,011
LS Cable Ltd.	251,850	10,405
Macquarie Korea Infrastructure Fund	205,000	1,478
Macquarie Korea Infrastructure Fund (GDR)	4,701,210	33,614
Nong Shim Co., Ltd.	18,809	5,767
POSCO	61,390	20,408
POSCO (ADR)	94,900	7,845
Pusan Bank	994,330	12,409
Samsung Electro-Mechanics Co., Ltd.	126,410	5,896
Samsung Electronics Co., Ltd.	173,816	114,631
Samsung Electronics Co., Ltd. (GDS)	831,258	273,484
Samsung Engineering Co., Ltd.	1,083,220	50,403
Samsung Fire & Marine Insurance Co., Ltd.	461,059	80,109
Samsung Heavy Industries Co., Ltd.	59,850	1,436
Samsung Securities Co., Ltd.	107,080	5,841
Samsung Techwin Co., Ltd.	392,800	14,347
Shinhan Financial Group Co., Ltd.	1,258,950	64,336
Shinsegae Co., Ltd.	78,238	48,820
SK Corp.	208,580	16,381
Sungshin Cement Co., Ltd.	357,250	6,207
Woori Finance Holdings Co., Ltd.	687,660	16,350
		1,465,191

Sri Lanka - 0.06%
Dialog Telekom Ltd.	32,493,800	8,018
		8,018

Sweden - 0.11%
Oriflame Cosmetics SA (SDR)	369,600	15,228
		15,228

Taiwan - 11.87%
Advanced Semiconductor Engineering, Inc. (1)	11,610,000	13,185
Asia Cement Corp.	70,546,520	67,125
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $1,600,000) (2) (4)	39,360	1,036
AU Optronics Corp.	43,451,488	60,416
AU Optronics Corp. (ADR)	1,127,428	15,570
Cathay Financial Holding Co., Ltd.	43,045,007	97,770
China Steel Corp.	17,259,185	18,329
Chinatrust Financial Holding Co., Ltd.	22,357,336	18,700
Cosmos Bank Co., Ltd. (1)	29,317,000	11,428
CTCI Corp. (3)	33,626,710	30,964
Delta Electronics Inc.	19,750,926	63,654
EVA Airways Corp.	92,520,648	38,479
Fubon Financial Holding Co., Ltd.	107,611,000	100,741
High Tech Computer Corp.	631,438	12,501
Hon Hai Precision Industry Co., Ltd.	46,147,890	329,324
Hon Hai Precision Industry Co., Ltd. (GDR)	1,444,641	20,514
InnoLux Display Corp. (1)	1,578,000	2,862
MediaTek Incorporation	7,685,154	79,493
Mega Financial Holding Co., Ltd.	17,238,000	12,672
Phison Electronics Corp.	2,966,000	26,628
President Chain Store Corp.	16,989,517	41,040
Quanta Computer Inc.	27,208,641	49,356
RichTek Technology Corp.	531,000	4,262
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (2) (3) (4)	2	13
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (2) (3) (4)	8	67
Siliconware Precision Industries Co., Ltd.	2,027,000	3,185
SinoPac Financial Holdings Co., Ltd.	37,514,000	20,093
Synnex Technology International Corp.	30,588,100	38,681
Taiwan Cement Corp.	81,758,228	73,904
Taiwan Semiconductor Manufacturing Co., Ltd.	144,049,637	298,445
TECO Electric & Machinery Co., Ltd.	24,861,000	12,667
Test-Rite International Co., Ltd.	15,761,901	9,216
Tong Yang Industry Co., Ltd.	11,035,243	8,485
		1,580,805

Thailand - 1.46%
Advanced Info Service PCL	16,201,400	35,469
Banpu PCL	3,900,800	20,055
Bumrungrad Hospital PCL	24,615,100	25,728
Electricity Generating PCL	2,816,547	7,479
Glow Energy PCL	16,750,500	15,615
Major Cineplex Group PCL	22,835,400	10,579
Siam City Cement PCL	2,643,824	18,970
Thai Beverage PCL	340,076,000	59,865
TISCO Bank PCL	1,522,700	951
		194,711

Turkey - 3.32%
Akbank TAŞ	21,016,127	127,721
Aktas Elektrik Ticaret AŞ (1)	4,273	-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	1,599,307	49,445
Coca-Cola Içecek AŞ, Class C (1)	4,017,600	30,379
Dogan Yayin Holding AŞ (1)	1,957,200	6,888
Hürriyet Gazetecilik ve Matbaacilik AŞ	2,189,733	5,787
Migros Türk TAŞ (1)	3,546,442	45,863
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B (1)	358,009	1,230
Türkiye Garanti Bankasi AŞ	13,991,601	46,273
Türkiye İş Bankasi AŞ, Class C	14,554,248	66,853
Türkiye Petrol Rafinerileri AŞ	3,566,333	60,989
		441,428

United Arab Emirates - 0.14%
Kingdom Hotel Investments (GDR) (1)	2,160,900	18,584
		18,584

United Kingdom - 0.69%
Anglo American PLC	455,993	22,342
Kazakhmys PLC	257,200	5,590
Lonmin PLC	720,600	42,469
Nikanor PLC (1)	1,782,645	21,292
		91,693

United States Of America - 0.62%
AsiaInfo Holdings, Inc. (1)	936,540	7,193
CTC Media, Inc. (1)	1,527,200	36,668
Net 1 UEPS Technologies, Inc. (1)	697,300	20,612
Sohu.com Inc. (1)	297,400	7,138
Transmeridian Exploration, Inc. (1)	3,093,300	10,672
		82,283

Vietnam - 0.35%
Vietnam Enterprise Investments Ltd., Class C (acquired 6/29/06, cost: $8,157,000) (1) (2) (3) (4)	7,997,000	9,996
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $11,742,000) (1) (2) (3) (4)	8,676,282	36,440
		46,436

Multinational - 0.51%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $8,759,000) (2) (3) (4) (5)	55,460	19,672
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $33,778,000) (2) (3) (4) (5)	40,835	37,433
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240	683
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369	9,320
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $589,000) (2) (3) (4)	600,000	641
		67,749

Miscellaneous - 1.12%
Equity securities in initial period of acquisition		149,049

Total equity securities (cost: $6,996,578,000)		12,704,329

Bonds and notes	Units or principal	Value
	amount (000)	(000)

Argentina - 0.35%
Republic of Argentina:
GDP-Linked Bond, 0% December 15, 2035 (6)	ARS231,715	$9,011
Index-Linked, Payment-in-Kind Bond, 7.547% December 31, 2033 (7)	82,052	36,588
		45,599

Brazil - 0.38%
Banco BMG SA:
8.75% July 1, 2010 (acquired 6/22/05, cost: $10,062,000) (2)	$10,080	10,256
9.15% January 15, 2016 (acquired 12/15/05, cost: $2,651,000) (2)	2,700	2,743
Banco Votorantim Nassau Index-Linked 9.25% December 20, 2012	BRL7,000	3,325
Bertin Ltda. 10.25% October 5, 2016 (acquired 10/31/06, cost: $6,240,000) (2)	$6,040	6,402
Federal Republic of Brazil 8.00% January 15, 2018	3,250	3,622
LIGHT-Serviços de Eletricidade SA 10.802% convertible debentures June 30, 2015 (7)	BRL3,266	3,322
Nota do Tesouro Nacional Index-Linked Bond:
9.445% August 15, 2010 (7)	10	7,339
9.501% May 15, 2011 (7)	4	2,781
Unibanco-União de Bancos Brasileiros SA Index-Linked 8.70% Senior Notes due Februay 11, 2010	23,880	10,966
		50,756

Dominican Republic - 0.01%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $1,452,000) (2)	$1,356	1,464
		1,464

Peru - 0.02%
Republic of Peru 9.875% February 6, 2015	1,872	2,374
		2,374

Russia - 0.00%
Russian Federation 5.00% March 31, 2030 (7)	278	315
		315

Turkey - 0.11%
Republic of Turkey:
Treasury Bill, 0.00% July 16, 2008 (6)	TRY11,400	5,965
11.875% January 15, 2030	$2,047	3,168
14.00% January 9, 2011	TRY9,028	5,609
		14,742

Venezuela - 0.01%
Republic of Venezuela:
8.50% October 8, 2014	$190	215
9.25% September 15, 2027	1,040	1,329
		1,544

Total bonds and notes (cost: $96,340,000)		116,794

Short-term securities	Units or principal	Value
	amount (000)	(000)

Corporate short-term notes - 3.31%
Amsterdam Funding Corp. 5.28% due 1/4/07	27,800	27,784
AT&T Wireless Services Inc. 5.33% due 1/2/07	51,100	51,070
Barton Capital Corp. 5.27% due 1/8/07	42,307	42,257
Clipper Receivables Co. LLC 5.28%-5.29% due 1/5-1/19/07	94,900	94,763
Dexia Delaware LLC 5.26% due 1/18/07	20,600	20,546
FCAR Owner Trust I 5.29% due 1/11/07	16,150	16,124
Johnson & Johnson 5.24% due 1/10/07	33,600	33,551
Jupiter Securitization Corp. 5.27% due 1/11/07	40,700	40,634
Sheffield Receivables Corp. 5.28%-5.29% due 1/16-1/17/07	63,780	63,626
Three Pillars Funding 5.31% due 1/2-1/18/07	35,400	35,338
UBS Finance Delaware LLC 5.25% due 1/2/07	14,900	14,896

Total short-term securities (cost: $440,589,000)		440,589

Total investment securities (cost: $7,533,507,000)		13,261,712
Excess of cash and receivables over payables		50,645

Net assets		$13,312,357

(1) Non-income-producing securities.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of December 31, 2006, the total value and cost of such securities were $387,684,000 and $365,867,000, respectively, and the value represented 2.91% of net assets.

(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund (see note 8 in Notes to Financial Statements).

(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund's performance.

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(7) Coupon rate may change periodically.

Securities:
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
GDS = Global Depositary Shares
SDR = Swedish Depository Receipts

Non-U.S. currency:
ARS - Argentine Peso
BRL - Brazilian Real
TRY - New Turkish Lira

See Notes to Financial Statements

Financial statements

		unaudited

Statement of assets and liabilities	(dollars in thousands, except per-share data	)
at December 31, 2006

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $7,276,208)	$12,908,669
Affiliated issuers (cost: $257,299)	353,043	$13,261,712

Cash		1,682
Cash denominated in non-U.S. currency (cost: $9,045)		9,157
Receivables for--
Sales of investments	86,907
Sales of fund's shares	7,497
Dividends and interest	38,196
Non-U.S. taxes	19,545	152,145

		13,424,696

Liabilities:
Payables for--
Purchases of investments		102,384
Investment advisory fee		6,540
Directors' compensation		1,025
Other fees and expenses		2,122
Non-U.S. taxes		268

		112,339

Net assets at December 31, 2006 --
Equivalent to $14.18* per share on
938,598,175* shares of $0.01 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000* shares)		$13,312,357

Net assets consist of:
Capital paid in on shares of capital stock		$6,994,673
Distributions in excess of net investment income		(141,522)
Accumulated net realized gain		730,204
Net unrealized appreciation		5,729,002

Net assets at December 31, 2006		$13,312,357

See Notes to Financial Statements
*The data has been adjusted to reflect a 5-for-1 stock split, which was effective at the close of business on January 12, 2007.

Statement of operations	(dollars in thousands	)
for the six months ended December 31, 2006

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $15,718; also includes $2,397 from affiliates)	$110,254
Interest	15,107	$125,361

Fees and expenses:
Investment advisory services	37,538
Custodian	4,037
Registration statement and prospectus	17
Auditing and legal	168
Reports to shareholders	13
Directors' compensation	368
Other	95

Total expenses before expense reduction	42,236
Custodian expense reduction	158	42,078

Net investment income		83,283

Realized gain and unrealized appreciation on investments:
Net realized gain before non-U.S. taxes (includes $15,617 net gain from affiliates)	1,329,452
Non-U.S. taxes	(835)

Net realized gain on investments		1,328,617

Net change in unrealized appreciation on investment
securities and other assets and liabilities	1,481,578
Net change in unrealized appreciation
on open forward currency contracts	(7,860)

Net change in unrealized appreciation	1,473,718
Non-U.S. taxes	(190)

Net change in unrealized appreciation on
investments		1,473,528

Net realized gain and net change in unrealized
appreciation on investments		2,802,145

Net increase in net assets resulting from operations		$2,885,428

Statement of changes in net assets	(dollars in thousands	)

	(unaudited)
	Six months ended	Year ended
	December 31,	June 30,
	2006	2006

Operations:
Net investment income	$83,283	$196,066
Net realized gain on investments	1,328,617	4,909,789
Net change in unrealized appreciation (depreciation)
on investments	1,473,528	(957,870)

Net increase in net assets resulting from operations	2,885,428	4,147,985

Dividends and distributions paid to shareholders:
Dividends from net investment income	(283,975)	(318,186)
Distributions from net realized gain	(3,155,591)	(3,356,794)

Total distributions	(3,439,566)	(3,674,980)

Capital share transactions:
Proceeds from shares sold:
8,234,670* and 21,100,630* shares, respectively	128,043	336,621
Proceeds from shares issued in
reinvestment of net investment income dividends
and net realized gain distributions:
244,994,225* and 260,710,395* shares, respectively	3,389,740	3,570,690
Cost of shares repurchased:
44,517,165* and 420,198,360* shares, respectively	(751,506)	(6,911,805)

Net increase (decrease) in net assets
resulting from capital share transactions	2,766,277	(3,004,494)

Total increase (decrease) in net assets	2,212,139	(2,531,489)

Net assets:
Beginning of period	11,100,218	13,631,707

End of period
(including distributions in excess of net investment
income and undistributed net investment income:
($141,522) and $59,170, respectively)	$13,312,357	$11,100,218

See Notes to Financial Statements
*The data has been adjusted to reflect a 5-for-1 stock split, which was effective at the close of business on January 12, 2007.

Notes to financial statements

1. Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end, interval investment company (open-end interval fund). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under policies approved by the fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of the portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market or unanticipated market closures. At December 31, 2006, 32 securities were fair valued with an aggregate value of $319,298,000.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of December 31, 2006, unfunded capital commitments were $21,793,000.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities’ values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; currency fluctuations; government in the private sector; limited and less reliable investor information; valuation challenges; certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of December 31, 2006, accrued non-U.S. taxes on unrealized gains were $268,000.

As of December 31, 2006, the receivable for non-U.S. taxes includes $16,356,000 related to India capital gains taxes that are currently in dispute and under appeal. Potential tax, interest and penalty amounts relating to this issue, if any, may be assessed in the future. Based upon the advice of outside counsel, management believes that it is more likely than not that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund’s financial position or results of operations.

Currency gains and losses - Net realized currency gains on dividends, interest, withholding taxes reclaimable, forward contracts, and other receivables and payables, on a book basis, were $9,923,000 for the six months ended December 31, 2006.

3. Federal income taxation

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the six months ended December 31, 2006, the tax characters of distributions paid to shareholders were ordinary income and long-term realized gains in the amounts of $283,975,000 and $3,155,591,000, respectively. For the year ended June 30, 2006, the tax characters of the distributions paid to shareholders were ordinary income and long-term realized gains in the amounts of $318,186,000 and $3,356,794,000, respectively.

As of December 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$95,758,000
Undistributed long-term capital gains	574,127,000
Gross unrealized appreciation on investment securities	5,831,716,000
Gross unrealized depreciation on investment securities	193,255,000
Net unrealized appreciation on investment securities	5,638,461,000
Cost of investment securities	7,632,140,000

During the six months ended December 31, 2006, the fund realized, on a tax basis, a net capital gain of $1,155,699,000.

4. Fees and transactions with related parties

Investment advisory services fee - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

Transfer agent fee - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing. Transfer agent fees were $1,000 for the six months ended December 31, 2006. This amount was included in other fees and expenses.

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation expense in the accompanying financial statements includes $225,000 in current fees (either paid in cash or deferred) and a net increase of $143,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5.	Capital share transaction

On December 12, 2006, the board of directors of the fund approved a 5-for-1 stock split to shareholders of record at the close of business on January 12, 2007. The stock split had no impact on the overall value of a shareholder’s investment in the fund or net assets.

6.	Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2006, the total value of restricted securities was $387,684,000, which represents 2.91% of the net assets of the fund.

7.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,784,132,000 and $3,402,706,000, respectively, during the six months ended December 31, 2006.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2006, the custodian fee of $4,037,000 was reduced by $158,000, rather than paid in cash.

8.	Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2006, is as follows:

					Dividend
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
CIC Energy	2,263,000	31,600	-	2,294,600	$-	$27,485
CTCI	27,566,830	6,059,880	-	33,626,710	674	30,964
IJM	29,884,114	2,280,500	-	32,164,614	585	67,029
McLeod Russel India	-	5,566,169	-	5,566,169	-	12,379
Tele Norte Celular Participações	9,215,384,539	-	-	9,215,384,539	-	7,627

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund	10,092,270	287,915	-	10,380,185	223	25,086
Baring Vostok Private Equity Fund III	9,766,600	5,569,500	-	15,336,100	-	13,599
Capital International Global Emerging
Markets Private Equity Fund	55,388	72	-	55,460	27	19,672
Capital International Private Equity Fund IV	24,556	16,279	-	40,835	35	37,433
Hidroneuquen	28,022,311	-	-	28,022,311	-	1,832
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	10,003
New GP Capital Partners	27,000	-	-	27,000	-	9,645
Pan Asia Special Opportunities Fund	240,000	360,000	-	600,000	11	641
Seres Capital	10	-	-	10	5	80
South African Private Equity Fund III	28,791	-	-	28,791	-	43,132
Vietnam Enterprise Investments	12,888,071	3,785,211	-	16,673,282	-	46,436

Unaffiliated issuers*:
Nortel Inversora	2,285,800	-	1,639,000	646,800	-	-
Tong Yang Industry	22,244,243	-	11,209,000	11,035,243	837	-

					$2,397	$353,043

*Affiliated during the period but no longer affiliated at December 31, 2006.

Financial highlights

	Six months ended	Year ended June 30[1,2]
	December 31, 2006[1,2,3]	2006	2005	2004	2003	2002
Net asset value, beginning of
period	$15.21	$15.70	$11.87	$9.48	$8.96	$9.64

Income from investment
operations:
Net investment income	.11	.26	.27	.19	.18	.07
Net realized and unrealized
gain (loss) on investments	3.83	5.05	3.77	2.45	.44	(.61)

Total income (loss) from
investment operations	3.94	5.31	4.04	2.64	.62	(.54)

Less distributions:
Dividends from net investment income	(.41)	(.50)	(.21)	(.25)	(.10)	(.14)
Distributions from net realized gains	(4.56)	(5.30)	-	-	-	-

Total distribution	(4.97)	(5.80)	(.21)	(.25)	(.10)	(.14)

Net asset value, end of period	$14.18	$15.21	$15.70	$11.87	$9.48	$8.96

Total return	26.74% [4]	37.88%	34.34%	27.89%	7.14%	(5.64)%

Ratios/supplemental data:
Net assets, end of period
(in millions)	$13,312	$11,100	$13,632	$15,758	$16,154	$16,258
Ratio of expenses to average
net assets	.70%[5]	0.72%	.71%	.70%	.70%	.70%
Ratio of net income to average
net assets	1.38%[5]	1.57%	1.96%	1.64%	2.14%	1.27%
'Portfolio turnover rate	24.18% [4]	38.48%	29.00%	35.36%	33.70%	26.22%

[1] Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.
[2] The board of directors of the fund approved a 5-for-1 stock split to occur at the close of business on January 12, 2007.  The stock split had no impact on the overall value of a shareholder's investment in the fund or net assets.  The per share data for all periods presented has been adjusted to reflect the stock split.

[3] Unaudited.
[4] Based on operations for the period shown and, accordingly, not representative of a full year's operations.
[5] Annualized.

Expense example

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2006	Ending account value 12/31/2006	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,267.41	$4.00	.70%
Hypothetical 5% return before expenses	1,000.00	1,021.68	3.57	.70

* Expenses are equal to the fund’s annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Result of meeting of shareholders held September 20, 2006
unaudited

Shares outstanding on record date (July 7, 2006)	144,432,437
Total shares voting on September 20, 2006	87,458,043 (60.5%)

Proposal 1: Election of directors

		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Paul N. Eckley	86,382,118	98.8%	1,075,926	1.2%
Nancy C. Everett	84,112,825	96.2	3,345,218	3.8
David I. Fisher	87,109,698	99.6	348,346	0.4
Beverly L. Hamilton	87,109,698	99.6	348,346	0.4
Raymond Kanner	86,050,252	98.4	1,407,792	1.6
Victor D. Kohn	87,109,698	99.6	348,346	0.4
L. Erik Lundberg	86,372,820	98.8	1,085,223	1.2
Helmut Mader	87,100,400	99.6	357,643	0.4
William B. Robinson	87,100,400	99.6	357,643	0.4
Michael L. Ross	86,382,118	98.8	1,075,926	1.2
Aje K. Saigal	87,432,266	99.9	25,777	0.1
Shaw B. Wagener	87,109,698	99.6	348,346	0.4

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered
public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International  Capital Guardian  Capital Research and Management  Capital Bank and Trust  American Funds

Lit. No. MFGESR-915-0207P(NLS)

Litho in USA TAG/WS/9099-S7068

© 2007 Emerging Markets Growth Fund, Inc.

ITEM 2 - Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: March 9, 2007

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: March 9, 2007